                                                                      Exhibit 24

                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Jeffrey T. Cook, Keith T. Fujinaga, Susan
M. Iverson and each of them, severally as attorney-in-fact for him or her in any and all capacities, to sign the Annual Report on Form 10-K of Penford Corporation for the fiscal year ended August 31, 2000, and to file same and any amendments, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


SIGNATURE                                          DATE
---------                                          ----
/s/ Jeffrey T. Cook                                October 17, 2000
--------------------------------------------       ---------------------------------------------
Jeffrey T. Cook, Director

/s/ Paul H. Hatfield                               October 17, 2000
--------------------------------------------       ---------------------------------------------
Paul H. Hatfield, Director

/s/ John C. Hunter III                             October 17, 2000
--------------------------------------------       ---------------------------------------------
John C. Hunter III, Director

/s/ Sally G. Narodick                              October 17, 2000
--------------------------------------------       ---------------------------------------------
Sally G. Narodick, Director

/s/ William G. Parzybok, Jr.                       October 17, 2000
--------------------------------------------       ---------------------------------------------
William G. Parzybok, Jr., Director

/s/ N. Stewart Rogers                              October 17, 2000
--------------------------------------------       ---------------------------------------------
N. Stewart Rogers, Director

/s/ William K. Street                              October 17, 2000
--------------------------------------------       ---------------------------------------------
William K. Street, Director



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